UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 27, 2015

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, David Shearrow, executive vice president and chief risk officer of United Community Banks, Inc. (the “Company”), is retiring from the Company, effective January 31, 2015.  With Mr. Shearrow’s retirement, the Company has decided it will separate the roles of chief risk officer and chief credit officer moving forward.  Effective December 1, 2014, Brad Miller became the Company’s executive vice president and chief risk officer in tandem with his ongoing role as general counsel. The Company announced today that veteran credit manager Rob Edwards has joined the Company as executive vice president and chief credit officer for the Company.  Edwards has spent his entire career in the banking industry with more than 25 years in credit management.

In connection with Mr. Shearrow’s retirement, the Company and Mr. Shearrow entered into a Consulting Agreement pursuant to which he will provide advisory services to the Company until January 31, 2017.  In addition, Mr. Shearrow forfeited all outstanding restricted stock awards previously granted to him under the Company’s employee stock option plan in exchange for modification to his his supplemental retirement benefits under the Company’s Modified Retirement Plan and a grant of 35,167 shares of the Company’s restricted stock units.  Of these restricted stock units, 60% are performance-based and vest annually in two equal installments.  The remaining 40% of the restricted stock units are time-based and will vest annually in three equal installments.

A copy of the Consulting Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.  The summary of the material terms of such agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)                 Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, effective as of January 31, 2015, by and between David P. Shearrow and United Community Banks, Inc.

99.1	Press Release dated January 27, 2015 regarding new chief credit officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and Chief Financial Officer

Date:  January 28, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Consulting Agreement, effective as of January 31, 2015, by and between David P. Shearrow and United Community Banks, Inc.

99.1	Press Release dated January 27, 2015 regarding new chief credit officer